PROPERTY, PLANT AND EQUIPMENT, NET	6 Months Ended
Mar. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	March 31, 2022	September 30, 2021
	(Unaudited)
Buildings	$1,085,041	$1,065,736
Machinery, equipment and furniture	2,075,151	2,037,311
Motor Vehicles	226,014	222,679
Construction-in-progress (“CIP”) (1)	21,466,920	17,555,078
Subtotal	24,853,126	20,880,804
Less: accumulated depreciation	(1,783,935)	(1,652,162)
Property, plant and equipment, net	$23,069,191	$19,228,642

Depreciation expense was $110,478 and $122,814 for the six months ended March 31, 2022 and 2021, respectively.

(1) Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s subsidiary, Xi’an App-Chem Bio(Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”), Shaanxi Province, with total budget of RMB 95 million (approximately $15.0 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The total budget increased to RMB 114 million (approximately $18.0 million) on July 2, 2021 due to increased material and labor cost, as well as longer construction period caused by COVID-19 pandemic. The construction of Tongchuan Project is expected to be fully completed and put into production by December 2022.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET (continued)

On May 10, 2021, a subsidiary of the Company’s Xi’an App-Chem, Gansu Baimeikang Bioengineering Co., Ltd. obtained a land use right and started to construct a new manufacturing plant in Yumen City (“Yumen Project”), Gansu Province, with total budget of RMB 40 million (approximately $6.3 million) including the construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The construction of Yumen Project is expected to be completed by October 2022.

As of March 31, 2022, the Company has spent approximately RMB 130.4 million (approximately $20.6 million) on the CIP projects located in Tongchuan and Yumen, and future minimum capital expenditures on these two CIP projects are estimated to be approximately $2.0 million, among which approximately $1.0 million is required for the next 12 months. The Company currently plans to support its ongoing CIP project construction through cash flows from operations, cash on hand and bank borrowings.

As of March 31, 2022, future minimum capital expenditures on the Company’s two CIP projects are estimated as follows:

Twelve months ending March 31,	Tongchuan CIP Project	Yumen CIP Project	Total
2023	$502,504	$536,015	$1,038,519
2024	-	-	-
2025	-	-	-
2026	718,891	252,243	971,134
Total	$1,221,395	$788,258	$2,009,653